United States
Securities & Exchange Commission
Washington, DC  20549


Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 22, 1998
                                                  ---------------




VWR SCIENTIFIC PRODUCTS CORPORATION
------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


              Pennsylvania                               91-1319190
------------------------------------------------------------------------
   (State of Incorporation)         (I.R.S. Employer Identification No.)


                               0-14139
                          -------------------
                          Commission File No.



                1310 Goshen Parkway, West Chester, PA  19380
------------------------------------------------------------------------
             (Address of principal executive offices)  (zip code)


Registrant's telephone number (610-431-1700)
                               --------------



------------------------------------------------------------------------
(Former name, address, and fiscal year if changed since last report)

INFORMATION TO BE INCLUDED IN THIS REPORT

ITEMS 1, 2, 3, 4, 6, 8, and 9 are not applicable and are omitted from this report.



ITEM 5.  OTHER EVENTS

On July 22, 1998 VWR Scientific Products Corporation announced the signing of a definitive agreement to acquire the Science Kit Group of Companies. The Science Kit Group is a privately-held, leading supplier of science education products to school systems and educational institutions in the United States and Canada. The transaction is subject to governmental review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Science Kit Group of Companies is comprised of four autonomously operated companies: Science Kit Inc., Boreal Laboratories, Ltd., Wards Natural Science Establishment, Inc., and Central Scientific Company. The Science Kit Group operates in the United States and Canada and supplies products to elementary, middle, and high schools, as well as 2-4 year colleges.

Incorporated by reference to this Form 8-K and filed as an exhibit hereto is the press release issued by VWR Scientific Products
Corporation, dated July 22, 1998, related to the transaction which is the subject of this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description

99                       Press Release dated July 22, 1998






SIGNATURES
----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        VWR SCIENTIFIC PRODUCTS CORPORATION

                        By /s/ David M. Bronson
                          ---------------------

                        DAVID M. BRONSON
                        SENIOR VICE PRESIDENT FINANCE,
                        CHIEF FINANCIAL OFFICER AND SECRETARY